UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

————————————

SYNCORA HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

————————————

Bermuda	001-32950	Not applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

Canon’s Court, 22 Victoria Street, Hamilton, Bermuda HM 12
(Address of principal executive offices)

(441) 295-7135
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

          Pursuant to the RMBS Transaction Agreement, dated as of March 5, 2009, on March 11, 2009, the fund referenced therein commenced a tender offer to acquire certain residential mortgage backed securities that are insured by Syncora Guarantee Inc. (the “RMBS Securities”). In connection with the launch of the tender offer, Syncora Guarantee Inc. (“Syncora Guarantee”) issued a press release that is attached hereto as Exhibit 99.1.

          An Offer to Purchase was distributed to certain qualified holders of the RMBS Securities and it included the following additional risk factor: Syncora Guarantee reports losses and loss adjustment expenses on its insured credit default swap (“CDS”) and residential mortgage backed (“RMBS”) securities, which losses are based on Syncora Guarantee’s own analysis and models. Syncora Guarantee also has reviewed reports on its CDS and RMBS securities from experienced third parties which evaluated expected losses on CDS and RMBS. These reports have used different assumptions from those used by Syncora Guarantee and some of which have reflected significantly greater losses. All of these analyses and models rely on assumptions and estimates extending over many years into the future. Such estimates are subject to the inherent limitation on the ability to predict the accurate course of future events. It should therefore be expected that the actual emergence of losses will vary, perhaps materially, from Syncora Guarantee’s estimate or from such third party estimate. Among other things, the assumptions could be affected by an increase in unemployment, decrease in house prices, increase in consumer costs, or other events or trends. We can not assure you that Syncora Guarantee’s estimates will prove to be more accurate than those of third parties. The performance of Syncora Guarantee’s CDS and RMBS has a direct effect on Syncora Guarantee’s financial health. In valuing a holder’s RMBS Security, holders should not rely on Syncora Guarantee’s reported unpaid losses or the remediation points as the basis for valuing the RMBS Securities and should conduct their own independent analysis before making any decision to participate in tender offer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Press Release “Fund launches tender offer for RMBS Securities insured by Syncora Guarantee Inc.,” dated March 11, 2009

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCORA HOLDINGS LTD.
(Registrant)

Date: March 12, 2009	By:		/s/ Susan Comparato
		Name:	Susan Comparato
		Title:	Acting Chief Executive Officer
and President